EXHIBIT 10.43

                                   EXHIBIT B

                               SECURITY AGREEMENT

         This "Security Agreement" is made and entered into this 29 day of November, 1995, among Innovative Accessories, Inc. ("Debtor"), James A. and Marilyn Nett ("Stockholders") and Lund International Holdings, Inc. ("Secured Party").

                                    RECITALS

         WHEREAS, Debtor has borrowed $1,250,000 from Secured Party and has made, executed and delivered a promissory note, of even date hereof, in favor of Secured Party in the principal amount of $1,250,000 (the "Promissory Note"); and

         WHEREAS, to induce Secured Party to lend such amount, Debtor has agreed to grant Secured Party a security interest in its assets;

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the above recitals and the mutual covenants hereinafter set forth, the parties hereto agree as follows:

         1. Creation of Security Interest. Debtor hereby grants to Secured Party a security interest in all of Debtor's right, title and interest in and to the collateral described in Section 2 hereinbelow (the "Collateral") in order to secure the payment and performance of the obligations of Debtor to Secured Party described in Section 3 hereinbelow (the "Security Interest").

         2. Collateral. The Collateral under this Security Agreement is all of Debtor's assets and property, real and personal, tangible and intangible, including without limitation the real property specified on Schedule 1 hereto, the equipment specified on Schedule 2 hereto, the patents specified on Schedule 3 hereto (which shall be conditionally assigned to Secured Party), all inventory, fixtures, supplies, tools, jigs, molds, know-how, processes, bank accounts, receivables, prepaid items, deposits, designs, blueprints, trade names, trademarks, other intellectual property, in each case of every kind and manner whatsoever, and the capital stock of the Stockholders specified on
Schedule 4 hereto.

         3. Secured Obligations of Debtor. The Collateral secures and shall hereafter secure (i) the due and punctual payment by Debtor to Secured Party of all amounts now or hereafter owed to Secured Party by Debtor under the Promissory Note, together with any interest thereon and extensions, modifications and renewals thereof, and (ii) the performance by Debtor of all other obligations and the discharge of all other liabilities to Secured Party of every kind and character, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, joint, several and joint and several, created under the Promissory Note (upon execution and delivery thereof), this Security Agreement, or the Marketing Agreement, of even date herewith (all such obligations, the "Obligations"). All payments and performance shall be in accordance with the terms under which the Obligations were or are hereafter incurred or created. Debtor shall also promptly reimburse Secured Party for any and all amounts expended by Secured Party in accordance with, or in the enforcement (judicially or otherwise) or exercise of its rights under, the terms of this Security Agreement, including reasonable attorneys' fees, which amounts are included in the Obligations secured hereunder.

         4. Debtor's Representations and Warranties. Debtor represents and warrants that:

                  (a) Debtor is (or to the extent that the Collateral is to be acquired after the date hereof, will be) the sole owner of the Collateral; the security interest hereunder in the Collateral is a first, prior and perfected security interest; that there are no security interests, liens or encumbrances, or adverse claims of title to, or any other interest whatsoever in, the Collateral or any portion thereof except the interest of Secured Party and that created by this Security Agreement; and that no financing statement, mortgage or deed of trust covering the Collateral or any portion thereof exists or is on file in any public office;

                  (b) Neither the execution and delivery of this Security Agreement by Debtor nor the consummation of the transactions herein contemplated nor the fulfillment of the terms hereof will result in a breach of any of the terms or provisions of, or constitute a default under, or constitute an event which with notice or lapse of time or both will result in a breach of or constitute a default under, any agreement, indenture, mortgage, deed of trust, equipment lease, instrument or other document to which Debtor is a party, or conflict with any law, order, rule or regulation applicable to Debtor of any court or any federal or state government, regulatory body or administrative agency, or any other governmental body having jurisdiction over Debtor or their respective properties.

                  5. Covenants of Debtor. Debtor covenants that:

                  (a) So long as Secured Party has not completed foreclosure proceedings hereunder, Debtor will defend the Collateral against all claims and demands of all persons (other than Secured Party) at any time claiming the same or any interest therein;

                  (b) Debtor will not, without the prior written consent of Secured Party, change its place of business other than that set forth in this Security Agreement, or change its name, identity or corporate structure, and, in the event such consent is given, Debtor will execute and file any and all documents relative thereto, including without limitation, financing statements and/or amendments thereto, as reasonably requested by Secured Party;

                  (c) Debtor will, within five (5) business days of a request by Secured Party, procure or execute and deliver any document (including, without limitation, subordination agreements) give any notices, execute and file any financing statements or other documents, all in form and substance satisfactory to Secured Party, mark any chattel paper or other instrument or document, deliver any chattel paper or instruments to Secured Party and take any other actions which are necessary or, in the judgment of Secured Party, desirable to perfect or continue the perfection and priority of Secured Party's security interest in the Collateral, to protect the Collateral against the rights, claims, or interests of third persons or to effect the purposes of this Security Agreement, and will pay all reasonable costs incurred in connection therewith. If Debtor shall fail to fulfill its obligations described in this subsection (c) within the time periods provided herein, Secured Party is hereby authorized to sign, deliver and/or file any such documents, notices, financing statements or other writings, mark any chattel paper or instruments as it deems necessary or advisable as Debtor's agent and/or attorney-in-fact;

                  (d) Debtor will not, without the prior written consent of Secured Party, in any way hypothecate or create or permit to exist any lien, security interest or encumbrance on or other interest in any of its properties, assets or rights, including the Collateral other than the interest of the Secured Party created by this Security Agreement, nor will Debtor sell, transfer, assign, exchange, lease, or otherwise dispose of the Collateral. If the Collateral, or any part thereof, is sold, transferred, assigned, leased, exchanged, or otherwise disposed of in violation of these provisions, the security interest of Secured Party shall continue in such Collateral or part thereof notwithstanding such sale, transfer, assignment, lease, exchange or other disposition, and Debtor will hold the proceeds thereof in a separate account for Secured Party's benefit. Debtor will, at Secured Party's request, transfer such proceeds to Secured Party in kind;

                  (e) Debtor will not enter into, modify or amend any existing or future contracts or agreements relating to the sale, lease or disposition of the Collateral or any part thereof without the prior written consent of Secured Party. Upon request of Secured Party, Debtor will provide Secured Party with copies of all existing and hereafter created contracts and agreements relating to the Collateral or any part thereof and of all amendments and modifications thereto;

                  (f) Debtor will pay and discharge all taxes, assessments and governmental charges or levies against the Collateral prior to delinquency thereof and will keep the Collateral free of all unpaid charges whatsoever; provided however, that Debtor shall have the right to contest any such taxes, assessments, charges or levies, so long as Debtor posts an appropriate bond or takes other actions reasonably satisfactory to Secured Party that will ensure that Secured Party's rights hereunder, including its first priority lien in the Collateral, are not modified or diminished;

                  (g) Debtor will keep and maintain the Collateral in good condition and repair. Debtor will not misuse or abuse the Collateral, or waste or allow it to deteriorate except for the ordinary wear and tear of its normal and expected use in Debtor's business, and will comply with all laws, statutes and regulations pertaining to the use or ownership of the Collateral.

                  (h) Debtor will cause the Collateral to be kept insured at its own expense under one or more policies and against such risks and liabilities as are reasonably satisfactory to Secured Party.

                  (i) Debtor will, upon Secured Party's request, promptly notify Secured Party in writing of any event, or change of law, regulation, business practice, or business condition, of which it is aware, which may materially and adversely affect Debtor's ability to pay or perform any obligations secured hereunder; provided, however, that nothing contained in this subsection (i) shall require Debtor to disclose any proprietary or confidential information which could adversely impact Debtor's competitive position;

                  (j) Secured Party shall have the right at any time to make any payments and do any other acts Secured Party may reasonably deem necessary to protect its security interest in the Collateral, including, without limitation, the rights to pay, purchase, contest or compromise any encumbrance, charge or lien which in the judgment of Secured Party appears to cover or include the Collateral, and appear in and defend any action or proceeding purporting to affect its security interest in and/or the value of the Collateral, and in exercising any such powers or authority, the right to pay all expenses incurred in connection therewith, including reasonable attorneys' fees. Debtor hereby agrees to reimburse Secured Party for all reasonable payments made and reasonable expenses incurred, which amounts shall be secured under this Security Agreement, and agrees it shall be bound by any payment made or act taken by Secured Party hereunder. Secured Party shall have no obligation to make any of the foregoing payments or perform any of the foregoing acts.

                  6. Defaults and Remedies.

                  6.1 The occurrence of any one or more of the following events or conditions shall constitute a default under this Security Agreement ("Default(s)").

                           (a) Debtor fails to pay or perform any Obligation or
                  covenant required herein, or discharge any liability to Secured Party in accordance with the terms upon which such Obligation, covenant or liability was incurred or created within thirty (30) days of giving written notice from Secured Party to Debtor of such failure;

                           (b) Debtor makes or has made or furnishes or has
                  furnished any warranty, representation or statement to Secured Party as set forth in with this Security Agreement, which is or was false or misleading in any material respect when made or furnished (a "False Warranty"), which False Warranty has a material adverse impact on Secured Party;

                           (c) The Collateral, or any substantial portion
                  thereof, is destroyed or damaged and for which the Secured Party is not fully insured against;

                           (d) Any lien or encumbrance other than that created
                  by this Security Agreement is placed on or any levy is made on the Collateral or any portion thereof, or the Collateral or any portion thereof is seized or attached pursuant to legal process; provided, however, that Debtor shall post an appropriate bond (only if such lien or encumbrance may be a priority lien to Secured Party's lien hereunder) or take other actions reasonably satisfactory to Secured Party that will ensure that Secured Party's rights hereunder, including its first priority lien in the Collateral, are not modified or diminished;

                           (e) Debtor is unable to or does not pay all or any
                  material portion (in number or dollar amount) of its debts as they become due, permits or suffers a judgment to exist against it which has or may have a material impact on Debtor's ability to perform its obligations under the Promissory Note or hereunder (unless enforcement thereof is stayed pending appeal) makes or proposes an assignment for the benefit of creditors, convenes or proposes to convene a meeting of its creditors, or any class thereof, for purposes of effecting a moratorium upon or extension or composition of its debts, proposes any such moratorium, extension or composition, or commences or proposes to commence any bankruptcy, reorganization or insolvency proceeding, or other proceeding under any federal, state or other law for the relief of debtors;

                           (f) Debtor fails to obtain the dismissal, within
                  thirty (30) days after the commencement thereof, of any bankruptcy, reorganization or insolvency proceeding, or other proceeding under any law for the relief of debtors, instituted against it by one or more third parties, fails actively to oppose any such proceeding, or, in any such proceeding, defaults or files an answer admitting the material allegations upon which the proceeding was based or alleges its willingness to have an order for relief entered or its desire to seek liquidation, reorganization or adjustment of any of its debts;

                           (g) Any receiver, trustee or custodian is appointed
                  to take possession of all or any substantial portion of the assets of Debtor, or any committee of the Debtor's creditors, or any class thereof, is formed for the purpose of monitoring or investigating the financial affairs of Debtor or enforcing such creditors' rights;

                           (h) Debtor ceases to conduct its business in the
                  ordinary course;

                  6.2 Immediately upon the occurrence of a Default hereunder, Secured Party may, at its option, upon five (5) business days' notice to or demand upon Debtor, do any one or more of the following:

                           (a) Declare all Obligations to be immediately due and
                  payable, whereupon all unpaid amounts and interest on said amounts shall become and be immediately due and payable;

                           (b) Exercise any or all of the rights and remedies
                  provided for by the applicable Uniform Commercial Code, specifically including, without limitation, the right to recover the reasonable attorneys' fees and other reasonable expenses incurred by Secured Party in the enforcement of this Security Agreement or in connection with Debtor's redemption of the Collateral;

                           (c) Require Debtor to assemble the Collateral or any
                  part thereof (as such term is used by the relevant Uniform Commercial Code(s) and/or applied in cases thereunder) and make it available at one or more places as Secured Party may designate, and to deliver possession of the Collateral or any part thereof to Secured Party, which delivery and assembly shall be accomplished by execution of document of title and Secured Party shall have full right to enter upon any or all of Debtor's premises and property to exercise Secured Party's rights hereunder;

                           (d) Use, manage, operate and control the Collateral
                  to preserve the Collateral or its value, including, without limitation, the rights to make repairs, replacements, alterations, additions and improvements to the Collateral and to dispose of all or any portion of the Collateral;

                           (e) Use, in connection with any assembly, use or
                  disposition of the Collateral, copyright, patent or technical knowledge or process used or utilized by Debtor;

                           (f) Enforce one or more remedies hereunder,
                  successively or concurrently, and such action shall not operate to estop or prevent Secured Party from pursuing any other or further remedy which it may have, and any repossession or retaking or sale of the Collateral pursuant to the terms hereof shall not operate to release Debtor until full and final payment of any deficiency has been made in cash. Debtor shall reimburse Secured Party upon demand for, or Secured Party may apply any proceeds of Collateral to, the costs and expenses (including reasonable attorneys' fees, transfer taxes and any other charges) incurred by Secured Party in connection with any sale, disposition or retention of any Collateral hereunder;

                           (g) In connection with any public or private sale
                  under the applicable Uniform Commercial Code, Secured Party shall give Debtor at least five (5) business days' prior written notice of the time and place of any public sale of the Collateral or of the time after which any private sale or other intended disposition thereof is to be made, which shall be deemed to be reasonable notice of such sale or other disposition. Such notice may be delivered to Debtor at the address set forth in Section 7.2 of this Security Agreement. Secured Party shall have no obligation to exhibit (as may be required, if any, under any relevant Uniform Commercial Code(s) and/or applied in cases thereunder) any part of the Collateral at or prior to the sale thereof;

                           (h) Proceed by an action or actions at law or in
                  equity to recover the amounts secured hereunder or to foreclose this Security Agreement and sell the Collateral, or any portion thereof, pursuant to a judgment or decree of a court or courts of competent jurisdiction; and

                           (i) In the event Secured Party recovers possession of
                  all or any part of the Collateral pursuant to a writ of possession or other judicial process, whether prejudgment or otherwise, Secured Party may thereafter retain, sell or otherwise dispose of such Collateral in accordance with this Security Agreement or the applicable Uniform Commercial Code, and following such retention, sale or other disposition, Secured Party may voluntarily dismiss without prejudice the judicial action in which such writ of possession or other judicial process was issued. Debtor hereby consents to the voluntary dismissal by Secured Party of such judicial action, and Debtor further consents to the exoneration of any bond which Secured Party filed in such action.

         7. Miscellaneous Provisions.

                  7.1 Applicable Law; Entire Agreement; Modification. The existence, validity, construction, operation and effect of this Security Agreement shall be determined in accordance with and be governed by the laws of the State of Minnesota. The parties agree that any action regarding this Security Agreement shall be venued solely in any federal district or state court in the State of Minnesota. The parties agree to submit to the personal jurisdiction of any such court and hereby waive any objection thereto. This Security Agreement constitutes the entire agreement between the parties and supersedes all previous understandings, commitments or representations concerning the subject matter. The parties each acknowledge that the other party has not made any representations other than those which are contained herein (or any exhibit or attachment thereto). This Security Agreement may not be amended or modified in any way, except by a writing signed by an authorized officer or the party against whom the amendment, modification or waiver is sought to be enforced.

                  7.2 Notices. All notices and other communications from either party to the other hereunder shall be in writing and shall be deemed received upon actual receipt when personally delivered, upon acknowledgment of receipt if sent by facsimile or upon the expiration of the third business day after being deposited in the United States mails, postage prepaid, certified or registered mail, addressed to the other party as follows:

         TO SECURED PARTY:

         If by mail:                        Lund International Holdings, Inc.
                                            911 Lund Boulevard
                                            Anoka, Minnesota 55303
                                            Attention:  Jay Allsup

         If by Fax:                         (612) 576-4297
                                            Attention: Jay Allsup


         TO DEBTOR:

         If by mail:                        Innovative Accessories, Inc.
                                            7949 East I-35 Service Road
                                            Oklahoma City, OK 73149
                                            Attention:  James A. Nett, President

         If by Fax:                         (918) 224-8227
                                            Attention:  James A. Nett, President


         All payments to be made under this Security Agreement, if made by mail, shall be deemed to have been made on the date of receipt thereof. The parties hereto may change their addresses by giving notice thereof in conformity with this Section 7.2.

                  7.3 Severability. Nothing contained in this Security Agreement shall be construed so as to require the commission of any act contrary to Law, and wherever there is any conflict between any provision of this Security Agreement and any Law, such Law shall prevail; provided, however, that in such event the provisions of this Security Agreement so affected shall be curtailed and limited only to the extent necessary to permit compliance with the minimum legal requirement, and no other provisions of this Security Agreement shall be affected thereby and all such other provisions shall continue in full force and effect.

                  7.4 Successors, Assignment. This Security Agreement shall be binding on and shall inure to the benefit of any and all successors and assigns of the parties. Any purported assignment by Debtor without the prior written consent of Secured Party, which may be withheld in its sole discretion, shall be null and void and of no force and effect. Secured Party shall have the right to assign its interest under this Security Agreement.

                  7.5 Heading. The descriptive headings of the several sections and paragraphs of this Security Agreement are inserted for convenience only and do not constitute a part of this Security Agreement.

                  7.6 Counterparts. This Security Agreement may be executed in several counterparts, each of which shall be deemed an original, and all such counterparts together shall constitute but one and the same instrument.

                  7.7 No Waiver. No delay in enforcing or failure to enforce any right under this Security Agreement by Secured Party shall constitute a waiver by Secured Party of such right. No waiver by Secured Party of any default or Default hereunder shall be effective unless in writing, nor shall any waiver operate as a waiver of any other default or Default or of the same default or Default on a future occasion.

                  7.8 Time of the Essence. Time is of the essence of each provision of this Security Agreement of which time is an element.

                  7.9 Definitions. All terms not defined herein shall have the meaning set forth in the applicable Uniform Commercial Code, except where the context otherwise requires.

                  7.10 Survival of Provisions. All representations, warranties and covenants of Debtor contained herein shall survive the execution and delivery of this Security Agreement, and shall terminate only upon the full and final payment and performance by Debtor of its indebtedness and obligations secured hereunder.

                  7.11 Power of Attorney. Debtor hereby appoints and constitutes Secured Party as Debtor's attorney-in-fact for purposes of (i) collecting accounts or proceeds of any Collateral, (ii) conveying any item of Collateral, only upon an event of Default, to any purchaser thereof, (iii) executing, delivering, marking and/or filing any documents or instruments which Secured Party may file pursuant to the last sentence of Section 5(c) hereof; and (iv) making any payments or taking any acts under section 5(j) hereof. Secured Party's authority hereunder shall include, without limitation, the authority to endorse and negotiate, for Secured Party's own account, any checks or instruments in the name of Debtor, to execute and receive any certificate of ownership or any document, to transfer title to any item of Collateral, and to take any other actions necessary or incident to the powers granted to Secured Party in this Security Agreement. This power of attorney is coupled with an interest and is irrevocable by Debtor.

                  7.12 Authority of the Secured Party. Secured Party shall have and be entitled to exercise all powers hereunder which are specifically delegated to Secured Party by the terms hereof, together with such powers as are reasonably incident thereto. Secured Party may perform any of its duties hereunder or in connection with the Collateral by or through agents or employees and shall be entitled to retain counsel and to act in reliance upon the advice of counsel concerning all such matters. Neither Secured Party nor any director, officer, employee, attorney or agent of Secured Party shall be liable to Debtor for any action taken or omitted to be taken by it or them hereunder, except for its or their own recklessness, gross negligence or willful misconduct; nor shall Secured Party be responsible for the validity, effectiveness or sufficiency hereof or of any document or security furnished pursuant hereto, except for the release of the Security documents. Secured Party, and its directors, officers, employees, attorneys or agents, shall be entitled to rely on any communication, instrument or document believed by it or them to be genuine and correct and to have been signed or sent by the proper person or persons. Debtor agrees to indemnify and hold harmless Secured Party and/or any such other person from and against any and all costs, expenses (including reasonable attorneys' fees) claims or liability incurred by Secured Party or such person hereunder, unless such claim or liability shall be due to recklessness, willful misconduct or gross negligence on the part of Secured Party or such person.

                  7.13 Termination of Agreement. This Security Agreement shall terminate upon full and final payment and performance of all the Obligations. At such time, Secured Party shall release its interest to Debtor in all of the Collateral hereunder which has not been sold, disposed of, retained or applied by Secured Party in accordance with the terms hereof. Such release shall be without warranty by or recourse to Secured Party, except that Secured Party shall warrant that the Collateral shall be free and clear of any liens or encumbrances caused by it, and shall be at the expense of Debtor. Both parties shall reasonably provide the other with requested documentation and filings with respect to such release.

                  7.14 Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Security Agreement, or to seek damages for a breach of any provision hereof, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.



         IN WITNESS WHEREOF, each of the parties hereto has duly executed and delivered this Agreement as of the day and year first written above.

"SECURED PARTY"                                       "DEBTOR"

LUND INTERNATIONAL HOLDINGS, INC.                     INNOVATIVE ACCESSORIES,
                                                      INC.


By:  /s/ Jay M. Allsup                                By:  /s/ James A. Nett
Its: CFO                                              Its: PRES